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                                                                   EXHIBIT 99(j)

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                                    GUARANTEE
                                   [NW ____ _]


                          DATED AS OF [______________]


                                      FROM


                         NORTHWEST AIRLINES CORPORATION



      ONE [AIRBUS A319-113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT

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                         TABLE OF CONTENTS TO GUARANTEE

                                                                            PAGE

1.     Guarantee..............................................................1

2.     No Implied Third Party Beneficiaries...................................3

3.     Waiver; No Set-off; Reinstatement; Subrogation.........................3

4.     Amendments, Etc........................................................4

5.     Payments...............................................................4

6.     Jurisdictional Matters.................................................4

7.     Integration; Counterparts; Successors and Assigns; Headings............4

8.     Notices................................................................5

9.     No Waivers.............................................................5

10.    Survival...............................................................5

11.    Severability...........................................................5

12.    GOVERNING LAW..........................................................5

13.    Enforcement Expenses...................................................6

14.    Termination............................................................6


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                                    GUARANTEE
                                   [NW ____ _]

                  This GUARANTEE [NW ____ _], dated as of [______________] (as amended, modified or supplemented from time to time, this "GUARANTEE"), from NORTHWEST AIRLINES CORPORATION, a Delaware corporation (together with its permitted successors and assigns, the "GUARANTOR"), to the parties listed in
Schedule I hereto (collectively, together with their successors and permitted assigns (including any subsequent Certificate Holder), the "Parties", and, individually, a "Party").

                  WHEREAS, Northwest Airlines, Inc., a Minnesota corporation (the "OWNER"), an indirect wholly-owned subsidiary of the Guarantor, wishes to enter into a Trust Indenture and Security Agreement [NW ____ _], dated as of the date hereof (as amended, modified or supplemented from time to time, the "TRUST INDENTURE"), between the Owner and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee, initially relating to one (1) [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] aircraft, together with [two (2)] [four (4)] [CFM International, Inc. Model CFM56-5A4/5A5] [Pratt & Whitney Model PW2040] [Pratt & Whitney Model PW4056] engines (such aircraft and engines, and any substitute Airframe and Engines under the Trust Indenture, being collectively referred to herein as the "AIRCRAFT"), pursuant to a Participation Agreement [NW ____ _], dated as of the date hereof (as amended, modified or supplemented from time to time, the "PARTICIPATION AGREEMENT"), among the Owner, the Parties and certain other entities; and

                  WHEREAS, it is a condition precedent to the obligations of the Parties to consummate the transactions contemplated by the Participation Agreement that the Guarantor execute and deliver this Guarantee; and

                  WHEREAS, the capitalized terms used herein that are not defined herein are used herein as defined in Annex A to the Trust Indenture;

                  NOW, THEREFORE, in order to induce the Parties to enter into the Participation Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. GUARANTEE.

                  (a) The Guarantor does hereby acknowledge that it is fully aware of the terms and conditions of the Trust Indenture, the Participation Agreement, the Secured Certificates and the other Operative Documents and the transactions and the other documents contemplated thereby, and does hereby irrevocably and fully and unconditionally guarantee, as primary obligor and not as surety merely, to the Parties, as their respective interests may appear, the payment by the Owner of all payment obligations when due under the Trust Indenture, the Participation Agreement, the Secured Certificates and the other Operative Documents to which the Owner is a party (such obligations of the Owner guaranteed hereby being hereafter referred to, individually, as a "FINANCIAL OBLIGATION" and, collectively, as the "FINANCIAL OBLIGATIONS") in accordance with the terms of the Operative Documents, and the timely performance of all other obligations
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of the Owner thereunder (individually, a "NONFINANCIAL OBLIGATION" and, collectively, the "NONFINANCIAL OBLIGATIONS" or, collectively with the Financial Obligations, the "OBLIGATIONS"). The Guarantor does hereby agree that in the event that the Owner fails to pay any Financial Obligation when due for any reason (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, the Owner, or the disaffirmance with respect to the Owner of the Trust Indenture or any other Operative Document to which the Owner is a party in any such proceeding) within five days after the date on which such Financial Obligation became due and payable and the applicable grace period has expired, the Guarantor shall pay or cause to be paid forthwith, upon the receipt of notice from the Indenture Trustee (such notice to be sent to the Owner (to the extent the Indenture Trustee is not stayed or prevented from doing so by operation of law) and the Guarantor) stating that such Financial Obligation was not paid when due and for five days after the applicable grace period has expired, the amount of such Financial Obligation. The Guarantor hereby agrees that in the event the Owner fails to perform any Nonfinancial Obligation for any reason (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, the Owner, or the disaffirmance with respect to the Owner of the Trust Indenture or any other Operative Document to which the Owner is a party in any such proceeding) within 10 Business Days after the date on which such Nonfinancial Obligation is required to be performed (for avoidance of doubt, to include any applicable grace period), the Guarantor shall cause such Nonfinancial Obligation to be performed within 10 Business Days following the receipt of notice from the Indenture Trustee (such notice to be sent to the Owner (to the extent the Indenture Trustee is not stayed or prevented from doing so by operation of law) and the Guarantor) stating that such Nonfinancial Obligation was not performed when so required and that any applicable grace period has expired.

                  (b) The obligations of the Guarantor hereunder shall not be, to the fullest extent permitted by law, affected by: the genuineness, validity, regularity or enforceability (or lack thereof) of any of the Owner's obligations under the Trust Indenture or any other Operative Document to which the Owner is a party, any amendment, waiver or other modification of the Trust Indenture or such other Operative Document (except that any such amendment or other modification shall be given effect in determining the obligations of the Guarantor hereunder), or by any substitution, release or exchange of collateral for or other guaranty of any of the Obligations (except to the extent that such substitution, release or exchange is undertaken in accordance with the terms of the Operative Documents) without the consent of the Guarantor, or by any priority or preference to which any other obligations of the Owner may be entitled over the Owner's obligations under the Trust Indenture and the other Operative Documents to which the Owner is a party, or by any other circumstance that might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor including, without limitation, any defense arising out of any laws of the United States of America or any State thereof which would excuse, discharge, exempt, modify or delay the due or punctual payment and performance of the obligations of the Guarantor hereunder. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not, to the fullest extent permitted by law, affect the liability of the Guarantor hereunder: (a) the extension of the time for or waiver of, at any time or from time to time, without notice to the


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Guarantor, the Owner's performance of or compliance with any of its obligations under the Operative Documents (except that such extension or waiver shall be given effect in determining the obligations of the Guarantor hereunder), (b) any assignment, transfer, lease or other arrangement by which the Owner transfers possession or loses control of the use of the Aircraft, (c) any defect in the title, condition, design, operation or fitness for use of, or damage to or loss or destruction of, the Aircraft, whether or not due to the fault of the Owner,
(d) any merger or consolidation of the Owner or the Guarantor into or with any other Person, or any sale, transfer, lease or disposal of any of its assets or
(e) any change in the ownership of any shares of capital stock of the Owner.

                  (c) This Guarantee is an absolute, present and continuing guaranty of payment and performance and not of collectability and is in no way conditional or contingent upon any attempt to collect from the Owner any unpaid amounts due or otherwise to enforce performance by the Owner. The Guarantor specifically agrees, to the fullest extent permitted by law, that it shall not be necessary or required, and that the Guarantor shall not be entitled to require, that any Party (i) file suit or proceed to obtain or assert a claim for personal judgment against the Owner for the Obligations, or (ii) make any effort at collection of the Obligations from the Owner, or (iii) foreclose against or seek to realize upon any security now or hereafter existing for the Obligations, including the Collateral, or (iv) file suit or proceed to obtain or assert a claim for personal judgment against any other Person liable for the Obligations, or make any effort at collection of the Obligations from any such other Person, or exercise or assert any other right or remedy to which any Party is or may be entitled in connection with the Obligations or any security or other guaranty therefor, or (v) assert or file any claim against the assets of the Owner or any other guarantor or other Person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor under this Guarantee or requiring payment of said Obligations by the Guarantor hereunder, or at any time thereafter.

                  (d) The Guarantor agrees, to the fullest extent permitted by law, that, without limiting the generality of this Guarantee, if an Event of Default shall have occurred and be continuing and the Indenture Trustee shall be prevented by applicable law from exercising its remedies (or any of them) under
Article IV of the Trust Indenture, the Indenture Trustee shall be, nevertheless, entitled to receive hereunder from the Guarantor, upon demand therefor the sums that would otherwise have been due from the Owner under the Trust Indenture had such remedies been able to be exercised. The Guarantor hereby unconditionally waives, to the fullest extent permitted by law, any requirement that, as a condition precedent to the enforcement of the obligations of the Guarantor hereunder, the Owner or all or any one or more of any other guarantors of any of the Obligations be joined as parties to any proceedings for the enforcement of any provision of this Guarantee.

                  2. NO IMPLIED THIRD PARTY BENEFICIARIES. This Guarantee shall not be deemed to create any right in any Person except a Party and shall not be construed in any respect to be a contract in whole or in part for the benefit of any other Person.

                  3. WAIVER; NO SET-OFF; REINSTATEMENT; SUBROGATION. The Guarantor waives notice of the acceptance of this Guarantee and of the performance or nonperformance by the Owner, demand for payment from the Owner or any other Person, notice of nonpayment or failure to perform on the part of the Owner, diligence, presentment, protest, dishonor and, to the


                                      -3-
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fullest extent permitted by law, all other demands or notices whatsoever, other than the request for payment hereunder and notice provided for in Section 1 hereof. The obligations of the Guarantor shall be absolute and unconditional and shall remain in full force and effect until satisfaction of all Obligations hereunder and, without limiting the generality of the foregoing, to the extent not prohibited by applicable law, shall not be released, discharged or otherwise affected by the existence of any claims, set-off, defense or other rights that the Guarantor may have at any time and from time to time against any Party, whether in connection herewith or any unrelated transactions. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Financial Obligation is rescinded or must otherwise be returned by any Party upon the insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to the Owner or otherwise, all as though such payment had not been made. The Guarantor, by virtue of any payment or performance hereunder to a Party, shall be subrogated to such Party's claim against the Owner or any other Person relating thereto; PROVIDED, HOWEVER, that the Guarantor shall not be entitled to receive payment from the Owner in respect of any claim against the Owner arising from a payment by the Guarantor in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings relating to the Owner, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Owner, whether or not involving insolvency or bankruptcy proceedings, in which case the Obligations shall be paid and performed in full before any payment in respect of a claim by the Guarantor shall be made by or on behalf of the Owner.

                  4. AMENDMENTS, ETC. No amendment of or supplement to this Guarantee, or waiver or modification of, or consent under, the terms hereof, shall be effective unless evidenced by an instrument in writing signed by the Guarantor and each Party against whom such amendment, supplement, waiver, modification or consent is to be enforced.

                  5. PAYMENTS. All payments by the Guarantor hereunder in respect of any Obligation shall be made in Dollars and otherwise as provided in the Trust Indenture, the Participation Agreement or any other Operative Document in which such Obligation is contained.

                  6. JURISDICTIONAL MATTERS. The Guarantor (a) hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Guarantee brought by any party, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Guarantee may not be enforced in or by such courts. The Guarantor hereby generally consents to service of process at Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attention: Managing Attorney, or such office of the Guarantor in New York City as from time to time may be designated by the Guarantor in writing to the Parties.

                  7. INTEGRATION; COUNTERPARTS; SUCCESSORS AND ASSIGNS; HEADINGS. This Guarantee (a) constitutes the entire agreement, and supersedes all prior agreements and


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understandings, both written and oral, among the Guarantor and the Parties, with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and (c) shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of, and shall be enforceable by, each of the Parties to the fullest extent permitted by applicable laws. The headings in this Guarantee are for purposes of reference only, and shall not limit or otherwise affect the meanings hereof.

                  8. NOTICES. All requests, notices or other communications hereunder shall be in writing, addressed as follows:

                  If to the Guarantor:

                                    to the address or telecopy number set forth in the Participation Agreement

                  If to a Party:

                                    to the address or telecopy number set forth in the Participation Agreement

                  All requests, notices or other communications shall be given in the manner, and shall be effective at the times and under the terms, set forth in Section 13(b) of the Participation Agreement.

                  9. NO WAIVERS. No failure on the part of any Party to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

                  10. SURVIVAL. All representations and warranties contained herein or made in writing by the Guarantor in connection herewith shall survive the execution and delivery of this Guarantee regardless of any investigation made by any Party or any other Person.

                  11. SEVERABILITY. To the fullest extent permitted by applicable law, any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or any provision in any other Operative Document, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12. GOVERNING LAW. THIS GUARANTEE IS DELIVERED IN, AND SHALL (AND THE RIGHTS AND DUTIES OF THE GUARANTOR AND THE PARTIES SHALL) IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS


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GUARANTEE SHALL BE DEEMED MADE WHEN DELIVERED IN NEW YORK, NEW YORK.

                  13. ENFORCEMENT EXPENSES. The Guarantor agrees to pay to any Party any and all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by such Party in enforcing, or collecting under, this Guarantee.

                  14. TERMINATION. Subject to the provisions of Section 3 hereof, this Guarantee shall terminate upon the indefeasible payment and performance in full of all of the Obligations.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Guarantee to be duly executed as of the date first hereinabove set forth.

                                          NORTHWEST AIRLINES CORPORATION


                                          By:
                                                --------------------------------
                                                Name:
                                                Title:

STATE STREET BANK AND
TRUST COMPANY
  in its individual capacity
  and as Indenture Trustee


By:
      ---------------------------------
      Name:
      Title:

STATE STREET BANK AND
TRUST COMPANY OF CONNECTICUT,
NATIONAL ASSOCIATION
  not in its individual
  capacity but solely as Pass Through Trustee


By:
      ---------------------------------
      Name:
      Title:

STATE STREET BANK AND
TRUST COMPANY
  as Subordination Agent


By:
      ---------------------------------
      Name:
      Title:
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                                   SCHEDULE I
                                  TO GUARANTEE
                                   [NW ____ _]

                                     PARTIES

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

State Street Bank and Trust Company, as Subordination Agent